Comerica Bank

Morgan Stanley US Financials, Payments & CRE Conference

June 13, 2022

Jim Herzog
Chief Financial Officer

Megan Crespi
Chief Enterprise Technology & Operations Services Officer

Darlene Persons
Director of Investor Relations

Safe Harbor Statement

Comerica Bank

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica's status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Brief Overview

We will raise your expectations of what a bank can be

Comerica Bank

Facts
- 170+ year history
- 16th largest U.S. bank[1,2]
- 7,484 employees

Commercial Bank
- >90% of total loans are commercial
- Highest concentration of C&I loans among peers[1]

Retail Bank
- ~34% of total deposits
- 433 banking centers & ~655 ATMs

Wealth Management
- $205B assets under administration
- ~25,000 personal & institutional clients

Attractive Footprint
- 12 of 15 largest metropolitan areas[3]
- 7 of 10 fastest growing metropolitan areas[3,4]



MI
24%
CA
36%
Loans[5]
$48.3B
TX
20%
Other
Markets[6]
20%



MI
35%
CA
30%
Deposits[5]
$79.1B
TX
15%
Other
Markets[6]
20%

3/31/22 • [1]Source: S&P Global Market Intelligence as of 4Q21 • [2]Commercial Banks • [3]U.S. Census Bureau; by population 2020. Includes all locations with employees & offices • [4]2020 vs 2019 by number of people • [5]1Q22 Average • [6]Other Markets & Finance/Other; includes items not directly associated with the geographic markets or the three major business segments

2Q22 Loan Update

Solid, broad-based growth in nearly all businesses

Comerica Bank



Loan Trends
Including PPP, YoY Loans Stable
($ in billions, average)
46.4
49.8
46.5
48.1
47.1
47.8
47.9
48.3
49.5
49.7
7%
3%
2Q21
3Q21
4Q21
1Q22
2Q22 Thru 5/31
Loans ex. PPP
Total Loans

- $1.4B increase in QTD average loans[1]
  - Solid Middle Market & Corporate Banking growth
  - Mortgage Banker & National Dealer seasonal increase
- Pipeline remains very strong
- 2Q22 outlook[2]: stable to slightly higher from QTD level

Consistently Driving Growth
($ in billions, average)



General Middle Market, ex. PPP[3]
10.8
11.2
11.7
12.2
12.7
17%
2Q21
3Q21
4Q21
1Q22
2Q22
Thru 5/31



Equity Funds Services
2.7
3.2
3.5
31%
2Q21
1Q22
2Q22
Thru 5/31



Corporate Banking
4.4
5.2
5.5
24%
2Q21
1Q22
2Q22
Thru 5/31

2Q22 metrics through 5/31/22 are preliminary & subject to change. • [1]Comparisons of 2Q22 through 5/31/22 vs 1Q22 • [2]Outlook as of 6/10/22 • [3]General Middle Market loans with PPP; 2Q21 $12.6B, 3Q21 $11.9B, 4Q21 $12.0B, 1Q22 $12.4B, 2Q22 thru 5/31 $12.7B

2Q22 Deposit Update

Reflects seasonality

Deposit Trends
($ in billions)



75.5
79.1
84.5
79.1
78.4
4%
2Q21
3Q21
4Q21
1Q22
2Q22 Thru 5/31

- QTD average deposits reflect[2]
  - $600MM interest-bearing deposits
  - $100MM noninterest-bearing deposits
  - Retail Bank & Wealth Management deposits increased
- 5/31/22 deposits $77.8B, $171MM increase from 3/31/22
- QTD interest-bearing deposit costs[2] remained at record low 5 bps
- 2Q22 outlook[3]: stable to slightly lower from current QTD level

Deposit Growth[1,4]
(percentages; 1Q22 vs 1Q21; average)



11
9
CMA
Peer Avg.

NIB / Total Deposits[1]
(percentages; 1Q22; average)



55
38
CMA
Peer Avg.

Loan / Deposit Ratio[1]
(1Q22; percentages)



38
51
62
63
64
67
69
71
73
78
80
83
CFR
BOKF
ZION
RF
CMA
FITB
KEY
MTB
FHN
HBAN
SNV
CFG

2Q22 metrics through 5/31/22 are preliminary & subject to change • [1]Source for peer data: S&P Global Market Intelligence • [2]Comparisons of 2Q22 through 5/31/2022 vs 1Q22 • [3]Outlook as of 6/10/22 • [4]Excludes HBAN due to recent acquisition

Interest Rate Sensitivity

Using swaps & securities to realize market expectation for rising rates

Swap Rates Embed Market Expectation of Fed Actions
Implied Forward Curve 5/31/22



Rate expectations pulled forward result in higher NII...
...and reduce risk if/when rates fall
3.0%
2.0%
1.0%
0.0%
5/1/22
8/1/22
11/1/22
2/1/23
5/1/23
8/1/23
11/1/23
2/1/24
5/1/24
8/1/24
11/1/24
2/1/25
5/1/25
8/1/25
11/1/25
2/1/26
5/1/26
8/1/26
11/1/26
2/1/27
1-month LIBOR
Fixed Rate

Guiding Principles of Prudent Hedging Strategy[1]

- Provide a more consistent earnings trajectory through rate cycle
  - Current hedging immediately accretive to income by pulling forward market expectations, while reducing risk that rates do not reach expected levels (or fall)
- Goal is to moderate asset sensitive position as rates rise
  - Estimated $10-15B in additional hedges needed to reach low single-digit percent net interest income impact (as of 5/31/22)[3]

Largely Floating Rate Loan Portfolio
(1Q22; period-end)



Total
$49.6B
Floating Rate
78%
Fixed Rate[2]
22%

Beneficial Deposit Mix
(1Q22; period-end)



Total
$77.6B
Noninterest -bearing
55%
Interest-bearing
45%

3/31/22 • [1]Outlook as of 6/10/22 • [2]Fixed rate loans include $5.7B receive fixed/pay floating (30-day) LIBOR, BSBY & SOFR interest rate swaps • [3]Impact of 50 bps average change in rates (100 bps on point-to-point) over a 12 months period

Interest Rate Sensitivity

Update on hedging & outlook for net interest income

Comerica Bank

Management Outlook for Net Interest Income[1]

- 25%+ increase to FY22 NII over FY21 (including PPP)
- ~20% increase in 2Q22 over 1Q22 (including PPP)
- Assuming
  - 5/31 forward rate curve
  - Loan & deposit outlook provided on earnings call
  - No additional securities & swaps beyond purchases through 5/31

Securities Portfolio

($ in billions; average; securities yields %)



15.4
1.82%
2Q21
16.0
1.76%
3Q21
16.6
1.71%
4Q21
17.3
1.74%
1Q22
18.6
1.87%
2Q22 thru 5/31

$3.0B purchased at average yield of 3.46% (3/31-5/31/22)

Total Swaps $16.9B[2]

Including forward dated swaps & $5.3B swaps added 3/31-5/31/22

($ in billions; average; blended received rate %)



5.05
1.84%
4Q21
5.48
1.81%
1Q22
8.30
1.92%
2Q22
11.93
2.06%
3Q22
13.72
2.09%
4Q22
14.15
2.05%
1Q23
14.09
2.05%
2Q23
13.72
2.08%
3Q23
13.39
2.10%
4Q23

$5.3B purchased at average rate of 2.72% (3/31-5/31/22)

3/31/22 • [1]Outlook as of 6/10/22 • [2]Received fixed/pay floating swaps; Swap positions & rates as of 5/31/22 & historical results for 12/31/21 & 3/31/22; maturities extend through 3Q30

Technology Journey

Embracing a more digital future for our customers & colleagues

Comerica Bank



Strategy
Business Innovation
Technology
Talent
Ways of Working
Customer Experience

Enabling Business

- Enhance customer experience
- Real Time Payments: among earliest adopters
- Improved Treasury Management ease of use

Cloud-first Strategy

- Greater speed & agility
- ~70% of apps operate in the cloud or SaaS
- Data Center Optimization: only one remaining managed data center

Modernizing Core Platforms

- Driving operational excellence
- General ledger conversion complete
- Commercial Loan Servicing upgrade launched

3/31/22

Investing In The Future of Digital

Comerica Bank

Cloud-First Strategy

Cloud Journey
Applications in the cloud or SaaS

2017 0% → 2022 ~70%

- Delivering products to our customers with greater speed & agility
- Leveraging both public cloud and SaaS providers
- Small remaining data center footprint

Technology Spending Evolves

- Focus on areas that differentiate Comerica & best serve our customers
- Maintain outside-in customer perspective
- Our size allows us to be nimble
- Investment drives efficiency which drives greater capacity for new capabilities

Technology Spend Mix[1]
(Percentages)



35
65
40
60
50
50
2021
2022 Target
Future
Change the bank
Run the bank

Leveraging Third Parties

To keep pace with rapidly emerging technologies

CANAPI

Recent Fintech Investment in Canapi

- Venture Capital firm investing in early to growth-stage fintech companies
- Facilitates connections with fintech companies
- Provides early access to new technologies
- Fosters innovation & creation of customer solutions

3/31/22 • [1]Outlook as of 6/10/22

Modernizing Platforms

Comerica Bank

Empowering Colleagues DigiFi

Financial Ecosystem Transformation

Replacement of financial systems utilizing WorkDay cloud platform

Completed end of April
- General Ledger
- Accounts Payable
- Fixed Assets
- Project accounting

Results
- Full Integration resulting in greater efficiencies
- Richer, more automated financial & regulatory reporting
- Improved user experience with intuitive workflow

Next step
- Adaptive Planning, a financial & workforce planning tool

Enabling Business TM24

Treasury Management Journey

Best-in-class cash management solutions
- Automated, self-service enabled & transparent digital platform

TM24: End-to-end enrollment & onboarding in 24 hours
- 1st of 3 digital journeys designed to transform the end-to-end Treasury Management customer experience

Completed in April
- TM24 enrollment/onboarding portal launched for Treasury Management sales officers
- Enrollment time for initial 3 products reduced by 80%

Next steps
- Customer/prospect self-enrollment
- New mobile app

Embracing the Digital Transformation

Comerica Bank

- Fostering environment that accepts rapid change
- Comprehensive digital training across all business lines
- Outside-in perspective, driven by needs of customers & prospects



Instilling Digital Culture
Utilizing Digital Factory
Future Ready Talent
Customer & Colleague Experience

- Brings cross-functional teams together
- Funding & delivering progressively
- Enterprise approach to engineer our next generation digital platforms
- Capability & platform reuse, to maximize impact of investments

- Investing in our technology team, including development tools
- Future-ready program with accelerated training program for tenured staff
- Comerica's culture, size & approach are a unique advantage in the war for talent
- Opened second technology hub in North Dallas

- Focused on meeting evolving expectations
- Reimagining end-to-end digital experience
- Dedicated to addressing unique needs of our business mix
- Using our scale to our advantage

Real Estate Modernization Plan

Comerica Bank

Retail Banking Reimagined

Transform Retail Delivery
Ensure optimal locations to best serve customers

Grow Small Business
Products development specifically tailored for small businesses

Enhance Digital Capabilities
Focus on customer convenience
Improve employee efficiency

Corporate Facilities Optimization

- Right size & modernize footprint
- Increase brand awareness
- Focus on community presence
- Exit on-premise data centers
- Continued evolution of flexible office space

Real Estate
(sq. ft in millions)



5.55
4.24
-24%
2012
1Q22

Key Strengths

Poised to support growth

Comerica Bank

Relationship Focused
- Expertise in specialty businesses
- Long-tenured, experienced team

Credit Discipline
- Consistent, conservative underwriting standards
- Superior credit performance through last recession

Diversified
- Footprint includes faster growth markets
- Balanced exposure to a wide variety of industries

Expense Control
- Continuous improvement culture
- Invest for the future
- Leveraging technology to drive productivity & growth

Revenue Opportunities
- High-caliber, robust Cash Management suite, including Card programs
- Collaboration between 3 revenue divisions

Uniquely Positioned
- Nimble asset size
- Weighted to commercial banking
- Strong deposit base

Comerica Bank®

Appendix


Comerica

1Q22 Review

Comerica Bank

Environmental Sustainability

$1.8B in green loans & commitments (3/31/22), up 52% over 3/31/21

Reporting **GHG data since 2009** & externally assured since 2013

GHG Goals: reduce scope 1 & 2 emissions 50% by 2025 (already met), 65% by 2030 & 100% by 2050

Member of **Partnership for Carbon Accounting Financials**

Customized, in-house employee **education** and **engagement** program on sustainability & climate topics

Community

Committed $95MM to assist low- to moderate-income housing in 2022 through low-income housing tax credits

Collected ~1,500 prom dresses for teens served by local nonprofits

~100 Comerica volunteers held a **book drive for elementary school** students

Diversity, Equity & Inclusion

50% of executive officers are women or racial/ethnic minorities

Named **2022 Best Places to Work for LGBTQ+ Equality** by the Human Rights Campaign

Modernization

Transform retail delivery
- Align resources to best serve customers
- Enhance small business focus

Align corporate facilities
- Right size & modernize footprint
- Increase brand awareness
- Focus on community presence

Optimize Technology
- Accelerate cloud migration
- Enhance customer experience
- Increase colleague productivity


Deposits[1]
71.4
79.1
11%
1Q21
1Q22


General Middle Market Loans[1]
Loans w/ PPP[2]
Loans ex. PPP
11.9
10.6
12.4
12.2
16%
4%
1Q21
1Q22


Large Corporate Loans[1]
4.3
5.2
20%
1Q21
1Q22

[1]Average, Dollars in billions • [2]Paycheck Protection Program (PPP)

1Q22 Results

Comerica Bank

Solid loan growth; Seasonality impacted deposits, revenue & expenses

(millions, except per share data)	1Q22	4Q21	1Q21	Change From 4Q21	Change From 1Q21
Average loans	$48,273	$47,825	$50,589	$448	$(2,316)
Average loans, ex. PPP	47,938	47,136	47,013	802	925
Average deposits	79,103	84,537	71,392	(5,434)	7,711
Net interest income	456	461	443	(5)	13
Provision for credit losses	(11)	(25)	(182)	14	171
Noninterest income[1]	244	289	270	(45)	(26)
Noninterest expenses[1]	473	486	447	(13)	26
Provision for income tax	49	61	98	(12)	(49)
Net income	189	228	350	(39)	(161)
Earnings per share[2]	$1.37	$1.66	$2.43	$(0.29)	($1.06)
CET1[3]	9.93%	10.13%	11.02%		

Key Performance Drivers 1Q22 compared to 4Q21

- Loan growth momentum in many businesses, partly offset by decreases in Mortgage Banker & PPP
- Deposits reflect seasonality
- MBS & swap portfolios increased to deploy excess liquidity & lock in higher yields
- Net interest income benefit from loan & securities growth offset by PPP decrease
- Reserves released; Reserve ratio 1.21%; Net charge-offs of 6 bps
- Noninterest income impacted by large decreases in warrant income & deferred comp as well as seasonal decline in customer activity
- Expense discipline continued; also, included decrease in deferred comp & seasonal increase
- Repurchased $35MM shares[4]

[1]Includes gains/(losses) related to deferred comp asset returns of ($7MM) 1Q22, $5MM 4Q21, $3MM 1Q21 • [2]Diluted earnings per common share • [3]1Q21 reflects deferral of CECL standard impact as calculated per regulatory guidance • [4]Shares repurchased under share repurchase program

Interest Rate Sensitivity

Well-positioned for rising rates

Comerica Bank

Loan Portfolio
(1Q22; period-end)



1 Month LIBOR
46%
1 Month SOFR
3%
1 Month BSBY
12%
Fixed Rate[1]
22%
2 Month+ Rate
5%
Prime-based
12%
Total
$49.6B

Beneficial Deposit Mix
(1Q22; average)



Commercial Noninterest-bearing
45%
Commercial Interest-bearing
19%
Retail Interest-bearing
26%
Retail Noninterest-bearing
10%
Total
$79.1B

Historical Loan Yield Beta[2,3]
(percentages; 4Q16 – 1Q19)



82
74
67
65
63
54
47
44
41
37
28
CMA
BOKF
FITB
CFR
MTB
FHN
SNV
HBAN
RF
ZION
KEY

Historical Deposit Rate Beta[2]
(percentages; 4Q16 – 1Q19)



41
27
27
25
21
21
20
18
17
17
16
12
FHN
FITB
HBAN
KEY
BOKF
CFG
CFR
SNV
RF
ZION
CMA
MTB

3/31/2022 • [1]Fixed rate loans include $5.7B receive fixed/pay floating (30-day) LIBOR, BSBY & SOFR interest rate swaps • [2]Source for peer data: S&P Global Market Intelligence • [3]CFG not available

Interest Rate Sensitivity

Positioned for a rising rate environment

Comerica Bank

Standard Model Assumptions[1] 100bps (50bps average) linear, non-parallel rise	
Loan Balances	Modest increase
Loan Spreads	Held at current levels
Deposit Balances	Moderate decrease
Interest-bearing Deposit Beta	~30%
Securities Portfolio	Held flat at current level
Hedging (Swaps)	No additions modeled

Interest Rate Sensitivity
(Standard Model[1,2]; $ in millions; % increase in NII)



97
5%
1Q20
156
9%
1Q21
205
12%
4Q21
160
8%
1Q22

Sensitivity Analysis

Estimated Increase in Net Interest Income Over 12 months
Additional Scenarios are Relative to 1Q22 Standard Model
($ in millions)



~85
25 bp Shock
~125
50% Deposit Beta
~130
$5B DDA Runoff
160
1Q22 Standard Model
~170
50 bps Shock
~180
10% Deposit Beta
~310
200 bps increase

3/31/22 • [1]For methodology see Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis • [2]Based on prevailing assumptions at a point in time, e.g., deposit beta

Loans

Strong momentum in many businesses, partly offset by Mortgage Banker & PPP



Loans
($ in billions)
50.6
49.8
48.1
47.8
48.3
49.3
49.6
3.09
3.25
3.39
3.26
3.22
1Q21
2Q21
3Q21
4Q21
1Q22
4Q21
1Q22
Average Balances
Period-end
Loan Yields %

Average loans increased $448MM¹

+ $423MM General Middle Market
+ $407MM Corporate Banking
+ $363MM Equity Fund Services
+ $199MM National Dealer Services
+ $120MM Environmental Services
- $852MM Mortgage Banker

Ex. PPP, average loans grew $802MM, or 2%

- Ex-PPP, General Middle Market grew 5%
- PPP average loans $335MM, $354MM decrease

Line Utilization stable at 46%

Loan yields decreased 4 bps

- 6 bps impact of PPP
- 1 bps lower nonaccrual activity
+ 3 bps higher rates

1Q22 compared to 4Q21 • ¹See Average Loans slide for more details

Quarterly Average Loans

Business Line	1Q22	4Q21	1Q21
Middle Market			
General	$12.4	$11.9	$11.9
Energy	1.3	1.3	1.5
National Dealer Services	4.1	3.9	5.3
Entertainment	1.1	1.2	0.8
Tech. & Life Sciences	0.9	0.8	1.0
Equity Fund Services	3.2	2.8	2.6
Environmental Services	2.0	1.8	1.5
Total Middle Market	$24.9	$23.9	$24.7
Corporate Banking			
US Banking	3.7	3.3	3.0
International	1.5	1.5	1.3
Commercial Real Estate	6.6	6.6	6.7
Mortgage Banker Finance	1.6	2.4	3.2
Business Banking	3.3	3.3	4.1
Commercial Bank	$41.5	$41.0	$42.9
Retail Bank	$2.0	$2.1	$2.6
Wealth Management	$4.7	$4.8	$5.1
TOTAL	$48.3	$47.8	$50.6

By Market	1Q22	4Q21	1Q21
Michigan	$11.7	$11.4	$12.3
California	17.2	17.1	17.9
Texas	9.8	9.5	10.1
Other Markets¹	9.7	9.8	10.2
TOTAL	$48.3	$47.8	$50.6

Business Loans as a % of Total Loans

(percentages; 4Q21)



92
88
86
80
78
76
70
64
63
61
54
48
CMA
CFR
BOKF
ZION
FHN
SNV
KEY
RF
MTB
FITB
HBAN
CFG

$ in billions • Totals shown above may not foot due to rounding • ¹Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Deposits

Reflects seasonality & customers using funds in businesses; Up 11% relative to 1Q21



Deposits
($ in billions)
71.4
75.5
79.1
84.5
79.1
82.3
77.6
0.08
0.06
0.06
0.05
0.05
1Q21 2Q21 3Q21 4Q21 1Q22
Average Balances
4Q21 1Q22
Period-end
Deposit Rate[1] %

Average deposits decreased $5.4B

- $2.6B noninterest-bearing
- $2.9B interest-bearing

Loan to deposit ratio[2] 64%

Total funding costs steady at 6 bps[3]



Deposit Growth[4,5]
(percentages; 1Q22 vs 1Q21; average)
11
9
CMA
Peer Avg.



NIB / Total Deposits[4]
(percentages; 1Q22; average)
55
38
CMA
Peer Avg.

1Q22 compared to 4Q21 • [1]Interest costs on interest-bearing deposits • [2]At 3/31/22 • [3]Interest incurred on liabilities as a percent of average noninterest-bearing deposits & interest-bearing liabilities • [4]Source for peer data: S&P Global Market Intelligence • [5]Excludes HBAN due to recent acquisition

Quarterly Average Deposits

Business Line	1Q22	4Q21	1Q21
Middle Market			
General	$22.2	$24.7	$20.4
Energy	0.6	0.6	0.6
National Dealer Services	1.9	2.1	0.5
Entertainment	0.3	0.2	0.2
Tech. & Life Sciences	7.3	8.3	6.2
Equity Fund Services	1.2	1.5	0.9
Environmental Services	0.3	0.4	0.2
Total Middle Market	$33.9	$37.8	$28.9
Corporate Banking			
US Banking	2.7	3.4	3.1
International	2.3	2.2	2.3
Commercial Real Estate	2.2	2.1	1.9
Mortgage Banker Finance	0.6	0.7	0.9
Business Banking	4.4	4.6	4.1
Commercial Bank	**$46.0**	**$50.8**	**$41.1**
Retail Bank	**$26.9**	**$26.7**	**$24.3**
Wealth Management	**$5.3**	**$5.7**	**$4.8**
Finance / Other[1]	**$0.9**	**$1.3**	**$1.1**
TOTAL	$79.1	$84.5	$71.4

By Market	1Q22	4Q21	1Q21
Michigan	$28.1	$28.5	$25.7
California	23.5	26.5	19.9
Texas	11.8	12.0	10.8
Other Markets[2]	14.7	16.2	14.0
Finance / Other[1]	0.9	1.3	1.1
TOTAL	$79.1	$84.5	$71.4

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Energy Business Line

Credit quality continued to improve

Comerica Bank



Period-end Loans
($ in millions)
1,366
19
270
1,077
1,320
18
277
1,025
1,277
25
244
1,008
1,204
21
212
971
1,263
14
203
1,046
1Q21
2Q21
3Q21
4Q21
1Q22
Services
Midstream
Exploration & Production

- Exposure $3.1B / 41% utilization
- $6MM NCO related to legacy Energy Services
- Decreases in Criticized & Nonaccrual
- Spring redeterminations 22% completed
  - Most borrowing bases are increasing
- Hedged 50% or more of production
  - At least one year: 77% of customers
  - At least two years: 44% of customers
- Focus on larger, sophisticated E&P and Midstream companies
- E&P: 53% Oil, 21% Gas, 26% Oil/Gas

($ in millions; Period-end)	1Q22	4Q21	1Q21
Total PE loans	$1,263	$1,204	$1,366
% of total CMA	2.5%	2.4%	2.7%
Criticized[1]	$51	$58	$389
Ratio	4.0%	4.8%	28.5%
Nonaccrual	$12	$14	$93
Ratio	1.0%	1.2%	6.8%
Net charge-offs (recoveries)[2]	$6	$(19)	$(1)

3/31/22 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs (recoveries)

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

Comerica Bank

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring & customer service
- Focus on full banking relationships
- As of 1Q22:
  - Comerica: 71% purchase
  - Industry: 55% purchase[1]
- Strong credit quality
- No charge-offs since 2010
- Period-end loans: $2.2B (4Q21 $3.0B)



Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes[1]
1,435
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3,791
3,211
2,924
2,757
2,450
1,597
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22



MBA Mortgage Originations Forecast[1]
($ in billions)
893
689
683
579
562
4Q21
1Q22
2Q22
3Q22
4Q22
Purchase
Refinance

3/31/22 • [1]Source: Mortgage Bankers Association (MBA); Mortgage Finance Forecast as of 5/16/22; 4Q21 & 1Q22 actual

National Dealer Services

75+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 8%
Ford 9%
GM 7%
Fiat/Chrysler 9%
Mercedes 6%
Nissan/ Infiniti 3%
Other European 14%
Other Asian 12%
Other[1] 17%
Toyota/Lexus 15%
Total $4.3B

- Top tier strategy
- National scope with customers in 42 states
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality; Robust monitoring of company inventory & performance
- Floor Plan remained low due to supply chain constraints

Average Loans

($ in billions)



7.3
7.4
7.0
7.4
7.8
7.9
7.5
7.3
6.8
6.2
5.3
5.5
5.3
4.4
3.8
3.9
4.1
4.1
4.2
3.8
4.0
4.4
4.5
4.1
4.0
3.6
2.8
1.9
2.2
2.0
1.2
0.6
0.6
0.6
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
Floor Plan

3/31/22 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Commercial Real Estate Business Line

Very strong credit quality

Primarily Lower Risk Multifamily[1]

(1Q22 period-end)



Retail 9%
Industrial / Storage 26%
Office 9%
Single Family 2%
Other 2%
Land Carry 4%
Multi use 3%
Multifamily 45%
Total $5.6B

Total CRE Business Line Average Loans

($ in millions)



5,259
5,349
5,316
5,223
5,315
5,517
5,658
5,883
6,210
6,659
6,683
6,699
6,690
6,883
6,797
6,579
6,604
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22

- Long history of working with well-established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 40% of Industrial/ Storage & 38% of Multifamily are construction loans[1,2]
- Majority high growth markets within footprint:
  - 42% California
  - 24% Texas

Credit Quality

No significant net charge-offs since 2014

($ in millions)



100
99
99
28
26
1.5%
1.4%
1.5%
0.4%
0.4%
3
2
2
1
1
1Q21
2Q21
3Q21
4Q21
1Q22
NAL
Criticized[3]
% Criticized/Loans

3/31/22 • [1]Excludes CRE business line loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Technology & Life Sciences

~30 years of deep expertise & strong relationships with top-tier investors

Comerica Bank

Average Loans
($ in millions)



1,048
949
843
841
856
1Q21
2Q21
3Q21
4Q21
1Q22

Average Deposits
($ in millions)



6,216
7,093
7,448
8,290
7,341
1Q21
2Q21
3Q21
4Q21
1Q22

- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 10 offices throughout US & Canada

Customer Segment Overview[1]
(approximate; 1Q22 period-end loans)



Growth 50%
Total $0.8B
Late Stage 33%
Early Stage 17%

3/31/22 • [1]Includes estimated distribution of PPP loans

Equity Fund Services

Strong relationships with top-tier venture capital & private equity firms

Comerica Bank

- Customized solutions for venture capital & private equity firms
  - Credit Facilities
  - Treasury Management
  - Capital Markets, including syndication
- Customers in the US & Canada
- Drives connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
  - Commercial Real Estate
- Strong credit profile
  - No charge-offs
  - No criticized loans

Average Loans
($ in millions)



2,627
2,696
2,951
2,846
3,209
1Q21
2Q21
3Q21
4Q21
1Q22

3/31/22

Environmental Services Department

15+ years experience; Specialized industry, committed to growth

- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
  - Waste management firms which collect, transport, treat, recycle, process &/or dispose of waste
  - Recycling & renewable energy companies
- Insight & expertise with
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Landfill gas to energy; waste to energy
  - Acquisitions
  - Growth capital expenditures
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality


Average Loans
($ in millions)
1,476
1,683
1,844
1,834
1,954
1Q21
2Q21
3Q21
4Q21
1Q22

Paycheck Protection Program (PPP)

Supporting our customers


PPP Loans
($ in millions)
3,576
3,459
1,659
689
335
459
233
1Q21
2Q21
3Q21
4Q21
1Q22
4Q21
1Q22
Average Balances
Period-end

PPP Loans Since Inception[1]

- $4.9B funded / >20,000 applications processed
- $4.6B repaid, mostly forgiven
- FY20: PPP income $ 63MM ($2.5B average loans)
- FY21: PPP income $111MM ($2.3B average loans)


PPP Income[2]
($ in millions)
30.6
31.6
33.6
15.6
5.4
1Q21
2Q21
3Q21
4Q21
1Q22

3/31/22 • [1]Program to Date through 3/31/22 • [2]PPP income is reflected in net interest income

Net Interest Income

Benefit from loan & securities growth more than offset by decline in PPP revenue & 2 fewer days



Net Interest Income
($ in millions)
443
465
475
461
456
2.29
2.29
2.23
2.04
2.19
1Q21
2Q21
3Q21
4Q21
1Q22
Net Interest Margin %

$461MM		4Q21		2.04%
-10MM		Loans		- 0.02
	- 10MM	PPP[1] forgiveness	- 0.04	
	- 6MM	Two fewer days		
	- 3MM	Nonaccrual activity	- 0.01	
	+ 4MM	Rates, incl. swaps & floors	+ 0.02	
	+ 5MM	Balances, ex. PPP	+ 0.01	
+ 6MM		Securities Balances		--
- 1MM		Fed Deposits		+ 0.17
$456MM		1Q22		2.19%

52 bps negative impact on NIM from Fed balances

1Q22 compared to 4Q21 • [1]See Paycheck Protection Program (PPP) slide for more detail

Noninterest Income

Large decrease in warrant income & deferred comp as well as seasonal decline in customer activity



Noninterest Income[1]
($ in millions)
270
284
280
289
244
1Q21
2Q21
3Q21
4Q21
1Q22

Decreased $45MM

- \- $14MM Warrant-related Income (other noninterest income)
- \- $12MM Deferred Comp (other noninterest income; offset in noninterest expense)
- \- $ 6MM Commercial Lending (syndication/seasonal)
- \- $ 5MM Derivative Income[2] (CVA -$2MM, -$6MM change)
- \- $ 2MM Service Charges on Deposits (seasonal)
- \- $ 2MM Fiduciary
- \- $ 2MM Card (seasonal)
- \+ $ 2MM Bank Owned Life Insurance (BOLI)

1Q22 compared to 4Q21 • [1]Gains/(losses) related to deferred comp asset returns of $3MM 1Q21, $6MM 2Q21, -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22 (offset in noninterest expense) • [2]Credit Valuation Adjustment (CVA) $10MM 1Q21, $1MM 2Q21, $3MM 3Q21, $4MM 4Q21, ($2MM) 1Q22

Noninterest Expenses

Continue to maintain our expense discipline as we position for future growth



Noninterest Expenses[1]
($ in millions)
447
463
465
486
473
1Q21
2Q21
3Q21
4Q21
1Q22

New modernization initiatives totaling $6MM, including:

- Consulting
- Severance
- Asset impairment

Decreased $13MM

- \- $3MM Salaries & benefits
  - \- $12MM Deferred comp[1] (offset in noninterest income)
  - \- $10MM Staff insurance (mostly seasonal)
  - \- $ 8MM Performance-based incentives
  - \+ $23MM Annual stock comp
  - \+ $ 7MM Payroll taxes (seasonal)
- \- $6MM Occupancy (seasonal)
- \- $4MM Legal Fees (other noninterest expenses)
- \- $4MM Outside Processing (seasonal)
- \- $3MM Advertising (seasonal)
- \+ $8MM Operational Losses (other noninterest expenses)
- \+ $3MM FDIC expense

1Q22 compared to 4Q21 • [1]Gains/(losses) related to deferred comp plan of $3MM 1Q21, $6MM 2Q21, -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22 (offset in noninterest income)

Credit Quality

Credit metrics remain strong

- $8MM of net charge-offs, or 6 bps
  - $18MM gross charge-offs ($20MM 4Q21)
    - $6MM legacy Energy Services
  - $10MM recoveries ($24MM 4Q21)
- $5MM increase in nonperforming assets
  - \+ $22MM retail (COVID-19-related deferrals ended 12/31/21)
  - \- $17MM commercial



Nonperforming Assets Remain Low
($ in millions)
325
320
296
269
274
0.64
0.64
0.62
0.55
0.55
1Q21
2Q21
3Q21
4Q21
1Q22
NPA/Loans %



Criticized Loans[1] Well Below Historic Average
($ in millions)
2,581
2,176
1,818
1,573
1,647
5.1
4.3
3.8
3.2
3.3
1Q21
2Q21
3Q21
4Q21
1Q22
Criticized/Loans %



Reserve Continued to Decline Gradually
($ in millions)
807
683
639
618
599
1.59
1.36
1.33
1.26
1.21
1Q21
2Q21
3Q21
4Q21
1Q22
ACL/Loans %

1Q22 compared to 4Q21 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

Credit Quality

Comerica Bank

- Well-diversified, relationship-based portfolio
- Experienced managers with deep expertise
- Conservative, consistent underwriting standards
- Proactive, frequent customer dialogue

Net Charge-Offs / Loans
(percentages; 1Q22 average)


0.03 0.05 0.06 0.07 0.07 0.12 0.12 0.13 0.15 0.18 0.19 0.21
MTB ZION CMA HBAN FHN BOKF FITB KEY CFR CFG SNV RF

Allowance for Credit Losses / Loans
(percentages; 1Q22 period-end)


1.00 1.03 1.04 1.13 1.19 1.21 1.31 1.49 1.59 1.63 1.65 1.79
ZION SNV KEY FHN BOKF CMA CFG CFR RF MTB FITB HBAN

Net Charge-Offs Through Cycle
(as a % of average loans)


3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22
Total CMA
Peer Average

1Q22 • Source for peer data: S&P Global Market Intelligence

Expense Management

Culture that drives efficiency in inflationary environment

Comerica Bank

- Carefully managing workforce
- Reallocating resources, as needed
- Supporting revenue generating activity
- Optimizing footprint, reducing square footage
- Consolidating or relocating banking centers
- Continued investment in technology

Average Loans + Deposits / Employee
(1Q22; $ in millions)


18 17 16 16 15 15 14 13 13 13 13 11
SNV CMA CFG FHN KEY FITB ZION BOKF MTB CFR HBAN RF

Employees
(FTE)


9,035
-17%
7,484
2012
1Q22

Real Estate
(sq. ft in millions)


5.55
-24%
4.24
2012
1Q22

NIX / Loans + Deposits
(average LTM; percentages)


2.4
1.9
1.6
1.5
2012
1Q22

Deposits / Branch[1]
(period-end; $ in millions)


107
86
179
176
2012
1Q22

CMA ◆ Peer Avg.

3/31/22 • Source for peer data: S&P Global Market Intelligence • [1]1Q22 CFR not available as of 6/9/22

Capital Management

Continue to focus on CET1 target of ~10%[1]



CET1
Tier 1
7.0%
10.13%
9.93%
8.5%
10.70%
10.48%
4Q21
1Q22
4Q21
1Q22
Regulatory Minimum + Capital Conservation Buffer (CCB)

Attractive Dividend Yield[4]
(percentages; 3/31/22)



3.01
2.85
1.37
CMA
Peer Avg.
S&P 500

Shares Outstanding
(millions)



140
131
-6%
3/31/2021
3/31/2022

Capital management priorities

- Support customers; drive growth
- Provide attractive dividend
  - $0.68/share or $89MM
- Return excess capital to shareholders
  - $35MM or 377,849 shares repurchased[2] in 1Q22
- Maintain strong debt ratings[3]
- CET1 target of ~10%[1]

3/31/22 • [1]Outlook as of 6/10/22 • [2]Shares repurchased under share repurchase program • [3]See Holding Company Debt Rating slide • [4]Source for peer data: S&P Global Market Intelligence

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	BBB+	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 5/31/22 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company

Bank Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A	-
M&T Bank	A3	A-	A
BOK Financial	A3	A-	A
Comerica	A3	A-	A-
Fifth Third	A3	A-	A-
Huntington	A3	A-	A-
KeyCorp	A3	A-	A-
Regions Financial	Baa1	A-	BBB+
Citizens Financial Group	Baa1	A-	BBB+
Zions Bancorporation	Baa1	BBB+	BBB+
First Horizon National Corp	Baa3	BBB	BBB
Synovus Financial	Baa3	BBB	BBB

As of 5/31/22 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank